                                                                 EXHIBIT 10.10


                                LEASE AGREEMENT
                        850 SOUTH PLEASANTBURG BUILDING
                                      FOR
                         HOMEADD FINANCIAL CORPORATION
                               TABLE OF CONTENTS

1.                PREMISES......................................................................1

2.                TERM..........................................................................1

3.                RENT..........................................................................1

4.                PREPARATION OF PREMISES.......................................................2

5.                LATE PAYMENT CHARGE...........................................................2

6.                USE...........................................................................2

7.                LESSEE'S REPAIRS..............................................................2

8.                LESSOR'S REPAIRS..............................................................3

9.                ALTERATIONS...................................................................3

10.               ASSIGNMENT....................................................................3

11.               SUBLETTING....................................................................3

12.               AIR CONDITIONING AND ELECTRICAL EQUIPMENT.....................................3

13.               HAZARDOUS MATERIAL............................................................4

14.               INSOLVENCY OR BANKRUPTCY......................................................4

15.               DEFAULT.......................................................................4

16.               ACCEPTANCE OF RENT AFTER TERMINATION..........................................5

17.               RELETTING BY LESSOR...........................................................5

18.               LESSOR'S RIGHTS CUMULATIVE....................................................5

19.               NO WAIVER.....................................................................5

20.               LESSOR'S LIEN.................................................................6

21.               ATTORNEY'S FEES...............................................................6

22.               HOLDING OVER..................................................................6

23.               SALES PROHIBITED..............................................................6

24.               INDEMNIFICATION OF LESSOR.....................................................6

25.               MUTUAL WAIVER OF SUBROGATION..................................................7

26.               UTILITIES AND SERVICES........................................................7

27.               DESTRUCTION, FIRE AND OTHER CASUALTY..........................................7


28.               EMINENT DOMAIN................................................................7

29.               END OF TERM...................................................................8

30.               AIR RIGHTS....................................................................8

31.               QUIET ENJOYMENT...............................................................8

32.               NO REPRESENTATIONS............................................................8

33.               NOTICES.......................................................................8

34.               SUNDRY CHARGES................................................................9

35.               PARKING.......................................................................9

36.               SIGNS, CARDING................................................................9

37.               ACCESS TO PREMISES............................................................9

38.               DAMAGE OR THEFT OF PERSONAL PROPERTY.........................................10

39.               MORTGAGEE'S RIGHTS...........................................................10

40.               STORAGE......................................................................10

41.               SET OFF AND DELIVERY OF POSSESSION...........................................10

42.               OCCUPANCY PERMIT.............................................................11

43.               SECURITY DEPOSIT.............................................................11

44.               SEVERABILITY.................................................................11

45.               PARAGRAPH HEADINGS...........................................................11

46.               RELOCATION OF PREMISES.......................................................11

47.               BUILDING RULES AND REGULATIONS...............................................11

48.               ADVANCE RENT.................................................................12

49.               RENEWAL OPTION...............................................................12

50.               RIGHT OF FIRST OFFER.........................................................12

ADDENDUM          (IF ANY)

EXHIBITS
EXHIBIT A         DEMISED PREMISES
EXHIBIT B         RENT SCHEDULE
EXHIBIT C         PREPARATION OF PREMISES
EXHIBIT D         BUILDING RULES AND REGULATIONS

                                  850 BUILDING

                           850 S. PLEASANTBURG DRIVE
                           GREENVILLE, SOUTH CAROLINA


STATE OF SOUTH CAROLINA                     )
                                            )                 LEASE AGREEMENT
COUNTY OF GREENVILLE                        )


         THIS LEASE AGREEMENT made this fourth day of August, 1997, between HEWITT COLEMAN COMPANIES, INC., hereafter called the Lessor and HOMEADD FINANCIAL CORPORATION, hereafter called Lessee.


                              W I T N E S S E T H


1. PREMISES. Lessor hereby leases to Lessee and Lessee hereby hires from Lessor the premises located at 850 S. PLEASANTBURG DRIVE, Greenville, South Carolina, hereinafter referred to as "Office Building", described as follows:

         Suite Number 205 containing approximately 3,226 RENTABLE SQUARE FEET, hereinafter referred to as "Demised Premises", as shown on Exhibit A attached hereto and made a part hereof,

         Lessee's usable square footage is 3,102 square feet. The difference between the rentable and the usable square feet represent Lessee's prorata share of the common areas in the Building.

2. TERM. TO HAVE AND TO HOLD said premises for the term of FIVE (5) YEARS commencing on the RENTAL COMMENCEMENT DATE and ending at midnight five (5) years from the Rental Commencement Date, unless the term hereby demised shall be sooner terminated as hereinafter provided, and subject to the conditions and for the consideration hereinafter stated.

         The RENTAL COMMENCEMENT DATE shall be the date of substantial completion of the Lessee's improvements or upon occupancy by the Lessee, whichever is sooner. "Substantial completion" shall be the date the Premises are ready for Lessee's occupancy, except for a "punch list" of items that would not prevent Lessee's operation of their business.

3. RENT. That the Lessee shall pay as rent for the Demised Premises the sum of (see Rent Schedule -- Exhibit "B") per annum payable each and every month in advance according to the schedule on Exhibit "B". Lessor and Lessee hereby agree that the Lessee shall pay no more than one month's rent in advance. All payments shall be made to Hewitt Coleman Companies, inc., and are due on the first day of each month at Post Office Box 5500, Greenville, South Carolina 29606, or to such agent and at such places as Lessor shall designate. Should this Lease commence on any day other than the first day of the month, rent for said first month shall be prorated.

         As additional rent, during the term of this Lease and any renewals thereof, Lessee shall pay its proportionate share of any increases in Operating Expenses in excess of the Base Amount. "Base Amount" for determining any increases is defined as the amount of the Operating Expenses for the Building for the Base Year. (Base Year is defined as calendar year 1997). In no case shall the Lessee ever pay less than the Base Amount per square foot per annum for Operating Expenses. Lessor shall provide evidence of such increases to the Lessee within ninety (90) days of each calendar year following the Base Year and the additional rent shall be paid upon thirty (30) days written notice to Lessee.

         The Lessee's proportionate share of the increases shall be a fraction, the numerator of which is the number of square feet of rentable area in the Demised Premises herein described and the denominator of which is the total number of rentable square feet of floor area in the 850 Building (36,878 rentable square feet) of which the Demised Premises are a part. (Should Lessee exercise any option under this Lease, the foregoing proportionate share shall be adjusted accordingly).

         "Operating Expenses" shall include all Real Estate Taxes and all direct costs of operation and maintenance of the Buildings, parking lot maintenance (including sealing and restriping) and grounds and shall include, but not be limited to Utility Costs, property management salaries/fees, maintenance and janitorial expenses, administrative salaries, costs and fees, property and general liability, insurance, security, and landscaping. The term "Utility Costs" shall include Lessor's annual expenses for the operation and maintenance of the Buildings and the Office Space with respect to utility charges for furnishing heat, air conditioning, electricity, water, sewage, gas, garbage removal, etc. The term "Real Estate Taxes" shall mean the annual taxes and any special assessments or other charges levied against the real property of which the Office Space is a part by any authority having the direct power so to tax, including any city, county, state or federal government, or any school, agricultural, transportation or environmental control agency for lighting, drainage, or other improvements of the district thereof, and shall include any such taxes, charges or assessments.

4. PREPARATION OF PREMISES. Lessor agrees to provide improvements, if any, to the Premises in accordance with Exhibit "C" which attached herein.

5. LATE PAYMENT CHARGE. It is understood that the minimum guaranteed rent is payable on or before the first day of the month, in accordance with this agreement, without offset or deduction of any nature.

         A. In the event any rental payment is not received within ten (10) days of when due, it is agreed that Lessee shall pay a one time late payment charge equal to two (2%) percent of the amount past due plus a $25.00 per month late notice processing charge, such charges to be additional rent.

         B. All sums payable by Lessee to Lessor and not paid within 30 days shall be subject to an additional charge of $50.00 for issuance of a Demand for Payment letter and a charge of $100.00 plus costs for processing of a "Show Cause" order issued by a Magistrate, such charges to be additional rent.

         C. In addition, all past due amounts not paid within 30 days when due shall be subject to reimbursement for all collection costs including court costs and legal fees in addition to any penalty charges allowed by law and such charge shall be additional rent.

         D. If a check of Lessee's shall not be paid by Lessee's bank immediately upon presentation, Lessee shall pay to Lessor upon demand a bad check charge equal to $25.00, and Lessor may require, by giving notice to Lessee, (and in addition to any penalty arising out of the above) that all future rental payments are to be made by cashier's check, or money order, and that the delivery of Lessee's personal or corporate check will no longer constitute a payment of rental as provided in this Lease. Any acceptance by personal or corporate check thereafter by Lessor shall not be construed as a subsequent waiver of said rights.

         Late payment charges shall in no way authorize or permit Lessee to delay prompt payment of its monetary lease obligations. Lessee further agrees that the late charges and other charges imposed herein are fair and reasonable, and to the best of Lessee's knowledge, comply with all laws, regulations and statutes, and constitutes an agreement between Lessor and Lessee as to the estimated compensation for costs and administration expenses incurred by the Lessor and/or Lessor's Agent due to the late payment of rent to Lessor by the Lessee. Lessee further agrees that the late charge assessed pursuant to this Lease is not interest, and the late charge assessed does not constitute a lender or borrower/creditor relationship between the Lessor, Lessor's Agent, and Lessee.

6. USE. Lessee shall use and occupy the Demised Premises for office purposes and no other purpose.

7. LESSEE'S REPAIRS. Lessee shall, at his own expense, keep the Demised Premises in good order and repair, except for those repairs expressly required to be made by Lessor. Should it become necessary for Lessee to repair or replace any of the improvement in the Demised Premises, including but not limited to any glass in the Demised Premises, the repair or replacement shall be of the same size and quality as originally furnished. If Lessee fails to make proper repairs or replacements required of it, Lessor, at his option, may make such repairs or replacements at Lessee's expense, and the amount expended by Lessor shall be immediately due and payable in full as additional rental hereunder.

8. LESSOR'S REPAIRS. Lessor agrees to keep in good repair all structural portions of the Demised Premises including, but not limited to, roof, exterior and interior walls, heating and air conditioning equipment, electrical systems (exclusive of tenant equipment) and plumbing, except for those repairs caused by the negligence and undue wear and tear of Lessee, its agents, employees or invitees. Further, it is hereby expressly agreed that Lessor's obligation to keep the Demised Premises in good repair does not in any way imply redecorating the Demised Premises during the term of this Lease, or any extension thereof.

9. ALTERATIONS. Lessee shall make no installations, alterations, additions or improvements to the Demised Premises without submitting plans and specifications to Lessor and securing Lessor's advance written consent in each instance, whose consent is not to be unreasonably withheld. Such work shall be done at Lessee's sole expense by employees of or contractors employed by Lessor, or by contractors employed by Lessee, subject to Lessor's consent in writing prior to letting of any such contractor(s) and subject to other conditions Lessor may impose. Lessee shall, before making any installments, alterations, additions or improvements at its expense, obtain all permits, approvals and certificates required by any governmental body or agency and certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Lessor. Lessee agrees to carry or cause Lessee's contractors to carry such workmen's compensation, general liability, personal and property damage insurance as Lessor may require. Lessee agrees to obtain and deliver to Lessor written and unconditional waivers of mechanic's liens upon the real property in which the Demised Premises are located for all work, labor and service to be performed and materials to be furnished in connection with such work, signed by all contractors, subcontractors, materialmen and laborers involved in such work. In the event any mechanic's lien is filed against the Demised Premises or the real property of which the same forms a part for work claimed to have been done or materials furnished to Lessee, the same shall be discharged by Lessee within ten (10) days thereafter, at Lessee's expense, by filing the required bond. All such installations, alterations, additions or improvements, except trade fixtures, shall, at Lessor's option, remain on the premises as property of the lessor without compensation to Lessee, or shall be removed therefrom and the premises restored to its original condition at the expense of Lessee, normal wear and tear excepted.

10. ASSIGNMENT. This Lease may not be assigned unless assignee has credit which in the sole opinion of Landlord, is equal to or better than Lessee's credit. Upon written approval of any assignment of the Lease by Lessor, if any, Lessee shall be released of its obligations under the Lease Agreement. Any assignment or license to occupy by Lessee without Lessor's written approval shall be void and shall terminate the Lease at the option of Lessor.

11. ASSIGNMENT AND SUBLETTING. Lessee shall not assign nor permit an assignment by operation of law of this Lease or any interest hereunder nor sublet or suffer or permit the Demised Premises or any part thereof to be used by any party other than the Lessee without the express written consent of Lessor, which shall not be unreasonably withheld. Any sublease or license to occupy by Lessee shall be void and shall terminate the Lease at the option of Lessor. Upon subletting, the Lessee shall not be released of its obligations and the Sublessee shall be bound by all terms and conditions of the Lease.

12. AIR CONDITIONING AND ELECTRICAL EQUIPMENT. Lessee shall not install or connect any air conditioning equipment, electric-driven motor or any electrical, gas or water appliance or equipment other than typewriters, personal computers, telephone equipment and other small business machines without first securing Lessor's written consent, which shall not be unreasonably withheld. If such consent is obtained, Lessee shall, each month, promptly pay, at the rates prevailing in the area in which the Demised Premises are located, for the gas, electricity or water used for the operation of any such appliances; in addition to the rental provided in this Lease. Lessor shall have the right to require Lessee to restore the Demised Premises to the condition existing prior to the installation of any such appliance, normal wear and tear excepted, including the removal of any ducts, wiring, piping and so forth, the repair and replacement of all damage caused by the installation and removal thereof, except that if Lessee is then in default hereunder, Lessor shall have the option to retain any such fixture and all ducts, wiring, piping and so forth, and the right to require the delivery of the Demised Premises in the condition as changed as the result of the installation of such appliance, ducts, wiring, piping and so forth.

13. HAZARDOUS MATERIAL. Lessee agrees that its operation on the Premises will not violate any federal, state or local laws, rules or ordinances for environmental protection, including, but not limited to, the following: Federal Clean Air Act, 42 U.S.C. ss. 1857 et seq.; Federal Clean Water Act, 33 U.S.C. ss. 1151 et seq.; Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6903, 6921 et seq.; Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA" or "SUPERFUND"), 42 U.S.C. ss. 9601 et seq.; National Environmental Policy Act, 42 U.S.C. ss. 1857 et seq.; regulations of the Environmental Protection Agency (40 CFR, Chapters 373, 380 and 403; and the South Carolina Hazardous Substance Act, S.C. Code ss. 23-39-10, et seq.

         Lessee shall not cause or permit to continue any intentional or unintentional release of hazardous materials other than those licensed or permitted by governmental agencies or by applicable law or regulations. Should Lessee cause or permit any intentional or unintentional release of hazardous materials onto the surface or into the subsurface of the Premises resulting in damage to soil, surface water, ground water, flora or fauna on the Premises, within waters of the state or the United States, or on adjacent properties, Lessee shall notify Lessor and the appropriate jurisdictional governmental agencies.

         Lessee shall indemnify and save Lessor harmless as provided in Section 24 from any fines, suits, claims, demands, losses and actions (including attorneys' fees) that (1) arise from any violation by Lessee of the foregoing provisions of this Section 13, or (2) allege or are based upon any violation by Lessee or any federal, state or local laws, rules or ordinances for environmental protection, including but not limited to those itemized above in this Section, or upon the existence of hazardous materials in the possession or control of Lessee, or upon any other threatened or actual damage to the environment by Lessee; provided that such indemnification shall not extend to any independent acts or omissions of Lessor.

         Lessee shall not do or permit to be done any act or thing which will invalidate fire or other insurance policies covering the Building or the Demised Premises. If by reason of Lessee's possession of materials considered to be hazardous to persons or property, any insurance premiums are increased beyond rates otherwise available, Lessee shall reimburse Lessor for the full amount of any such increase paid by Lessor.

         Lessor represents that, to the best of its knowledge after reasonable investigation and inquiry, the Property is free from hazardous materials or any materials which would violate any federal, state or local laws, rules or ordinances for environmental protection, including but not limited to those itemized above in this Section. Lessor agrees that its operations on the Property will not violate any of such laws, rules or regulations and that it will require such an agreement of all other Lessees on the Property. Lessor will indemnify and save Lessee harmless as provided in Section 24 from any fines, suits, claims, demands, losses and actions (including attorneys' fees) that (1) are asserted against Lessee as a result of Lessee's use or occupation of the Premises or status as Lessee under this Lease; (2) allege or are based upon any violation of any federal, state or local laws, rules of ordinances for environmental protection, including, but not limited to those itemized above in this Section, or upon any claimed or actual existence of hazardous materials, or upon any other threatened or actual damage to the environment; and (3) either (a) arise from events occurring prior to the Commencement Date of this Lease, or (b) do not arise from any acts or alleged acts of Lessee or Lessee's agents, employees, visitors or guests.

14. INSOLVENCY OR BANKRUPTCY. Lessee agrees that (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or of the Demised Premises, (b) an assignment by Lessee for the benefit of creditors, (c) a transfer in fraud of creditors, or (d) any action taken or suffered by Lessee under any insolvency, bankruptcy, reorganization act or other debtor relief proceeding, shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, Lessee shall be deemed to be in default hereunder. In no event shall this Lease be assigned or assignable by operation of law or by or in voluntary or involuntary bankruptcy or other debtor's relief proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Lessee under any bankruptcy, insolvency, reorganization proceedings or other debtor's relief proceedings.

15. DEFAULT. Lessee shall be deemed to be in default if Lessee (a) breaches this Lease or defaults in the performance of any of the covenants herein contained; (b) fails to pay when due any rental or other sum owing under this Lease; or (c) abandons or vacates the Demised Premises. In the event the Lessee shall remain in default for a period of ten (10) days after the giving of written notice of the same, then, Lessor may, at his option, terminate this Lease and upon the termination the Lessee shall at once surrender possession of the Demised Premises to the

Lessor in good condition as when received, normal wear and tear excepted; and if such possession is not immediately surrendered, the Lessor may re-enter and take possession of the Demised Premises and remove all persons and effects therefrom, using such force as may be necessary without being guilty of any trespass or forcible entry or retainer.

         In the event Lessor defaults in the performance of any covenant or agreement to be performed by Lessor under this Lease, Lessee shall give Lessor written notice of said default. Lessor shall commence a cure of said default and shall cure said default within thirty (30) days after the giving of notice by Lessee; provided, however, that in the event said default can not be cured within said thirty (30) day period, but Lessor commences action to cure said default within said thirty (30) day period and in fact cures said default. In the event Lessor fails to timely cure said default after being given notice by Lessee, Lessee shall have the following remedies:

         A. The right to cure said default, in which event Lessee shall furnish Lessor a statement for Lessee's reasonable expenses incurred in curing said default, for which Lessor shall reimburse Lessee within fifteen (15) days after receipt of said statement; or

         B. The right to terminate the Lease ten (10) days after giving Lessor written notice of termination.

         Nothing in this paragraph shall grant Lessee the right to offset or deduct from rent or other amounts payable by Lessee to Lessor under this Lease against any claims by Lessee against Lessor.

16. ACCEPTANCE OF RENT AFTER TERMINATION. No receipt of monies by the Lessor from the Lessee after the termination of this Lease or the giving of notice of an intention to terminate shall reinstate, continue or extend the term of this Lease or affect any notice given to Lessee prior to the receipt of such money, it being specifically agreed that after service of a notice of the commencement of a suit or after any judgment for possession of the Demised Premises, the Lessor may receive and collect any rent due and the payment thereof shall not waive or affect the notice, suit, or judgment.

17. RELETTING BY LESSOR. In the event of an uncured default by the Lessee under Paragraph 15 above, the Lessor may, with or without terminating this Lease (at Lessor's option), enter into the Demised Premises, remove the Lessee's property and signs therefrom and relet the same as Lessor (or for the account of the Lessee) for such rent and upon terms as shall be satisfactory to the Lessor, without such re-entry working a forfeiture of the rents to be paid and the covenants to be performed by the Lessee during the full term of this Lease; and for the purpose of such reletting the Lessor is authorized to make any repairs, changes, alterations or additions in or to the Demised Premises that may be necessary or convenient, and Lessee agrees to indemnify Lessor for all loss and damage which Lessor may suffer by reason of such action, whether through inability to relet the premises or through decrease in rent, or otherwise, and in such event, Lessor may, at its option, declare the entire amount of the rent which would become due and payable during the remainder of the term of this Lease to be due and payable immediately, in which event, Lessee agrees to pay the same to Lessor, or its agent, together with reasonable attorneys fees and costs that may be applicable, at once, together with all rents theretofore due; provided, however, that such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the said term. Upon making such payment, Lessee shall receive from Lessor all rents received by Lessor from other tenants on account of said premises during the term of this Lease, less the cost of reletting, including reasonable attorney's fees, or alterations and repairs that Lessor deems necessary, provided, however, that the monies to which the Lessee shall so become entitled shall in no event exceed the entire amount payable by Lessee to Lessor under the preceding sentence of this paragraph.

18. LESSOR'S RIGHTS CUMULATIVE. The right in Lessor to terminate this Lease as herein set forth is in addition to and not in exhaustion of such other rights that Lessor has or causes of action that may accrue to Lessor because of Lessee's failure to fulfill, perform or observe the obligations, agreements or covenants of this Lease, and the exercise or pursuit by Lessor of any of the rights or causes of action accruing hereunder shall not be an exhaustion of other rights or causes of action that Lessor might otherwise have.

19. NO WAIVER. No waiver of any conditions expressed in this Lease shall be implied by any neglect of Lessor to exercise his remedies under this Lease on account of the violation of such condition, and no express waiver shall affect any condition other than the one specified in such waiver, and that condition only for the time and in the manner specifically stated. No waiver by Lessor of his right to or failure by Lessor to exercise his right to terminate this Lease on account of a violation of a condition of this Lease shall affect Lessor's right to terminate this Lease for any later breach of the same or another covenant or condition.

20. LESSOR'S LIEN. A first lien is hereby expressly reserved by Lessor and granted by Lessee upon the terms of this Lease and upon all interest of Lessee in this leasehold and in Lessee's personalty located at the Demised Premises for the payment of rent and also for the satisfaction of any cause of action which may accrue by the provisions of this Lease. Lessor agrees to subordinate the lien provided herein for reasonable purposes and shall execute such documents as necessary to effect such subordination.

21. ATTORNEY'S FEES. Lessee will pay all reasonable attorney's fees and expenses, including, without limitation, court costs, incurred by Lessor in enforcing any of the obligations of Lessee under this Lease, or in any litigation or negotiation in which the Lessor shall, without his fault, become involved through or on account of this Lease. Lessee hereby assigns to Lessor Lessee's homestead and exemption.

22. HOLDING OVER. If Lessee holds possession of the Demised Premises or any part thereof after the expiration of the term of this Lease, Lessee shall be only a tenant at will from month-to-month at double the monthly rental payable hereunder and upon all other terms and conditions of this Lease, and shall continue this month-to-month tenancy until such possession shall cease. Nothing contained in this clause shall be construed as a consent by Lessor to the occupancy or possession by Lessee of the Demised Premises beyond the expiration of the term of this Lease, and further, the provision of this clause shall not operate as a waiver by Lessor of his right of re-entry or other rights under this Lease or estop Lessor from exercising any of his remedies under the terms of this Lease and in addition the Lessor shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted.

23. SALES PROHIBITED. In consideration for the execution of this Lease by Lessor, Lessee shall not use the Demised Premises for any purpose except that which is expressly above specified, and in particular will not expose nor offer for sale on the Demised Premises any alcoholic or other liquors, tobacco, drugs, flowers, candies, confections or any other thing or things whether of a like or of a wholly different nature, without the written consent of Lessor.

24. INDEMNIFICATION OF LESSOR. (a) Lessor shall not be liable to Lessee Lessee hereby waives all claims against Lessor for any injury or damage to any person or property in or about the Demised Premises by or from any cause whatsoever, including, without limiting the generality of the foregoing, any damage or injury caused by any defect in the Demised Premises or by water leakage of any character from the roof, walls, basement or other portion of the Demised Premises or the Office Building, or caused by gas, fire, oil, electricity or any cause whatsoever in, on or about the Demised Premises or the Office Building or any part thereof. Lessee shall, during the entire term hereof, procure and keep in full force and effect a policy of public liability and contents damage insurance with respect to the leased premises, and the business operated by Lessee and any subtenants of Lessee in the leased premises. in which the limits of public liability shall be not less than One Million Dollars ($1,000,000.00) per occurrence, plus such other insurance as shall be appropriate in light of Lessee's operations. Such policy or policies shall name Lessor as additional insured.

         (b) Lessee shall indemnify and hold Lessor harmless from and defend Lessor against any and all claims, actions, liabilities, injuries or damages to any person or property whatsoever (1) arising out of Lessee's use or occupancy of the Demised Premises or the Office Building, or (2) occurring in, on, or about the Demised Premises or any part thereof, or occurring in, on, or about the Office Building, when such injury or damage shall be caused in part or in whole by the neglect, fault of, or omission of any duty with respect to the same, the Lessee, its agents, servants, employees, guests or invitees.

         (c) Lessor shall protect, defend, indemnify, and hold Lessee harmless from and against any and all claims, actions, injuries or damages to any person or property arising our Lessor's breach of or default under this Lease, and from and against all reasonable attorney's fees and court costs incurred in or about any such claim or action or proceeding brought thereon.

25. MUTUAL WAIVER OF SUBROGATION. Each insurance policy carried by Lessor insuring the Real Property against loss by fire and causes covered by standard extended coverage, and each insurance policy carried by Lessee and insuring the Premises for liability and its fixtures and contents against loss by fire and causes covered by standard extended coverage, shall be written in a manner so as to provide that the insurance coverage waives all right of recovery by way of subrogation against Lessor or Lessee in connection with any loss or damage covered by such policies. Neither Lessor nor Lessee shall be liable to the other for any loss or damage caused by fire, water or any of the risks enumerated in standard extended coverage insurance, provided such insurance was in effect at the time of such loss or damage.

26. UTILITIES AND SERVICES. Lessor shall furnish to the Demised Premises during reasonable hours of generally recognized business days, (which are 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 p.m. on Saturdays), water, sewer, normal electrical service, heat and air conditioning, janitorial service (not including cleaning of carpets or furniture other than normal vacuuming and dusting) and trash disposal required in the reasonable judgment of Lessor for the comfortable use and occupancy of the Demised Premises. If Lessor shall elect to furnish any such utilities or services to Lessee (other than heat and air conditioning and janitorial service), Lessee agrees to purchase the same from Lessor, provided that Lessor shall charge therefor not more than the consumer rate charged by the public service corporation or municipal authority, as the case may be, supplying similar services in the area in which the Demised Premises are situated. Lessor shall not be liable for, and Lessee shall not be entitled to any abatement or reduction of rental by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, by any accident or casualty whatsoever, or by the act or default of the Lessee, or other parties, or by any other cause, similar or dissimilar, beyond the reasonable control of the Lessor. Lessor shall not be liable under any circumstances for loss of or injury to Demised Premises or the contents thereof, however occurring, through, in connection with, or incidental to the failure to furnish any of the foregoing, and such failure shall not be considered or construed as an actual or constructive eviction of the Lessee, nor shall it in any way operate to release the Lessee from the prompt and punctual payment of rent or the performance of each and all of the other covenants herein contained by the Lessee to be performed. Whenever heat generating machines or equipment are used by Lessee in the Demised Premises which require greater air conditioning capacity or greater operating and maintenance expense for the air conditioning system in order to cool the Demised Premises to the temperature maintained in other leased portions of the Building, Lessor reserves the right to do any of the following: (1) refuse to maintain the premises at temperatures consistent with other portions of the Building; (2) install supplementary air conditioning units in the Demised Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon demand by Lessor; or (3) charge Lessee for the additional operation and maintenance expense of cooling the Demised Premises with the existing air conditioning equipment.

27. DESTRUCTION, FIRE AND OTHER CASUALTY. In the event the Demised Premises is so damaged by fire or other casualty that rebuilding or repairs cannot be completed, in the opinion of the Lessor, within One Hundred and Eighty
(180) days from the date of the fire or other casualty, then either Lessor or Lessee may terminate this Lease, in which event rent shall be abated from the date of such damage or destruction. However, if the Demised Premises are damaged by fire or other casualty and if the damage or destruction is such, in the opinion of the Lessor, that rebuilding or repairs can be completed within One Hundred and Eighty (180) days, then the Lessor may either (l) make such repairs with reasonable promptness and shall allow Lessee a proportionate abatement in the rent for such time as the Demised Premises, or the portion thereof, shall be untenantable and Lessee covenants and agrees that the terms of this Lease shall not be otherwise affected, or (2) terminate this Lease effective as of the date of fire or other casualty by giving Lessee notice of such termination within fifteen (15) days after the fire or other casualty. However, if the damage or destruction was caused by fault or neglect of Lessee, there shall be no abatement for rent. In lieu of abatement of rent while the premises are being repaired, Lessor, at its option, shall bear the expense of moving the personal property of Lessee from Lessee's space to a temporary space and back again when said repairs are completed. However, Lessor shall not be required to see that the said personal property is situated in Lessee's temporary space in exactly the same way it was situated in Lessee's regular office space.

28. EMINENT DOMAIN. Except as provided below, if the whole or any part of Demised Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then, and in that event, the term of this Lease shall cease and terminate as of the date of such taking or condemnation, and the entire, amount of the condemnation award shall be paid to Lessor. The current rental, however, shall in such case be apportioned. Provided, however, that in the event only a portion of the Demised Premises is taken and the Demised Premises is still usable for the purposes herein leased, Lessor, at his option, may terminate this Lease, or Lessor may continue this Lease and the rental shall be decreased prorata to reflect the space no longer usable by Lessee on account of such taking. In no event shall Lessee be entitled to claim any portion of the proceeds from any condemnation or eminent domain proceedings respecting the Demised Premises or the Office Building.

29. END OF TERM. Lessee shall, at the termination of this Lease, by lapse of time or otherwise, return the Demised Premises to the Lessor in as good condition as when received, loss by normal wear and tear excepted, and cleared of all persons and property except as otherwise provided, together with all keys thereto. Lessee shall continue to be responsible for rent or damage caused by failure to make proper delivery of the Demised Premises, together with the keys of same. All fixtures and improvements in or upon the Demised Premises and equipment or fixtures attached to the Demised Premises, whether placed there by Lessor or Lessee, shall remain upon the premises without compensation, allowance, or credit to Lessee provided; however, if prior to such termination or within ten (10) days thereafter Lessor so directs by notice, Lessee shall promptly remove and repair any damages in connection with the installation and removal of any installation, additions, fixtures and improvements placed in the Demised Premises by Lessee, or by Lessor at Lessee's request, which are designated in the notice. If Lessee shall not remove all effects from Demised Premises as above agreed, the Lessor may, at his option, remove and store the same without liability to the Lessee for loss thereof, and Lessee shall pay Lessor at demand any and all expenses incurred in the removal and storage of said effects for any length of time during which the same shall be in the Lessor's possession; or, Lessor, at his option, without notice, may sell the effects or any of the same for such price as the Lessor deems best and apply the proceeds of the sale upon any amounts due under the Lease, including the expenses of the removal and sale.

30. AIR RIGHTS. It is understood and agreed that this Lease does not grant any rights to light and air over the Demised Premises or the Building.

31. QUIET ENJOYMENT. Lessor covenants that Lessee, upon paying the rent and additional rent and complying with the terms, covenants and conditions herein contained, shall and may peaceably and quietly have, hold and enjoy the Demised Premises for the term aforesaid.

32. NO REPRESENTATIONS. Neither Lessor nor Lessor's agent has made any representations or promises, except such as are contained herein or endorsed hereon, to the Lessee respecting the condition of the Demised Premises or any other matter or thing relating to the Demised Premises or the Lease. The taking possession of the Demised Premises by the Lessee shall be conclusive evidence against the Lessee or anyone holding under this Lease that the Demised Premises were in good and satisfactory condition when possession of the Demised Premises was so taken.



33. NOTICES. All notices required to be given to Lessor hereunder shall be sent by Registered or Certified Mail to Lessor, c/o Mr. Charles Warne, Post Office Box 5500, Greenville, South Carolina 29606, or to such other address as Lessor may direct from time to time by written notice forwarded to Lessee by Registered or Certified Mail.

          All notices required to be given to Lessee shall be sent by Registered or Certified Mail to Lessee at:

                           HomeAdd Financial Corporation
                           The 850 Building, Suite 205
                           850 S. Pleasantburg Drive
                           Greenville, South Carolina  29608

          or to such other address as Lessee may direct from time to time by written notice forwarded to Lessor by Registered or Certified Mail. All notices mailed in accord with this Paragraph shall be effective on the date of mailing.

          In the alternative, Lessor may give notice to Lessee as follows:
Lessee hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease the person in charge of said premises at the time of occupying premises; and if no person is in charge or occupying same, then such service or notice may be made by attaching the same on the main entrance to premises. Any notice by Lessee to Lessor must be served by Certified Mail, Return Receipt Requested at the address hereinafter given, or at such other address as Lessor shall designate in writing.

34. SUNDRY CHARGES. It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for supplies, services, or for work done on the Demised Premises by order of the Lessee or otherwise accruing under this Lease shall be considered as additional rental due and shall be included in any lien for rent due and unpaid.

35. PARKING. The Lessee, its employees, visitors and guests are authorized to make reasonable use of the parking facilities which form part of the Real Estate, subject to posted rules and regulations and at the sole risk of each driver and user of said facility. Lessee shall cooperate with the Lessor in limiting the use of said parking facility by Lessee, its employees, guests and visitors to the approximate proportionate share in relation to the Demised Premises. The parking facility shall not be used for the storage of abandoned or defective vehicles or for any other purpose except transient parking. Neither Lessee nor Lessee's employees, officers, agents, guests, invitees or other persons visiting the Demised Premises shall have any rights to any particular parking space or spaces, and no special markings or signs may be placed on any parking spaces by Lessee. Lessee's anticipated parkings need is thirty (30) spaces.

          Lessee shall have use of three (3) unreserved covered parking spaces during the term of their lease.

36. SIGNS, CARDING. (a) Lessee shall not paint or place signs, placards or other advertisement of any character upon or in the windows of the Demised Premises, upon the outside walls or the roof of the Demised Premises or of the Building, or on any other part of the Real Estate except with the specific written consent of Lessor. In the event that the Lessee places any sign, placards or advertisement in or around the Demised Premises or the Real Estate in violation of this paragraph, Lessor may, in addition to any and all other remedies available hereunder, at law or in equity, remove such sign, placard or advertisement, without being liable to Lessee or any other party for entry into the Demised Premises for purposes of such removal or for damages to such sign, placard or advertisement or to the property to which it was affixed or attached.

          (b) In no event shall the Lessor have any responsibility for installing signs, placards or other advertisement for Lessee or be responsible for the cost of any signs, placards or advertising for or of Lessee. Lessor reserves the right to change the name of the Buildings and the Office Building at any time, and in addition, the right to erect signs, permanent or temporary, as to such name or the leasing (renting) of the Buildings.

37. ACCESS TO PREMISES. Lessee shall permit Lessor to erect, use and maintain pipes and conduits in and through walls which bound or are within the Demised Premises. Lessor or Lessor's agent shall have the right to enter the Demised Premises at all times to inspect and examine the same for purposes, without limitation, of ascertaining whether Lessee is maintaining the Demised Premises as required hereunder and of maintaining the security of the Building; to show the Demised Premises to prospective purchasers of the Office Building; to place "For Sale" notices upon the Office Building and to make such decorations, repairs, alterations, improvements or additions as Lessor may deem necessary or desirable, and Lessor shall be allowed to take all material and equipment into and upon the Demised Premises that may be required therefor. During the three (3) months period prior to the expiration of the term of this Lease, or any renewal term, Lessor may exhibit the Demised Premises to prospective lessees, If, at any time during the last three (3) months of the term, Lessee shall have removed all or substantially all of Lessee's property from the Demised Premises, Lessor may immediately enter and alter, renovate and redecorate the Demised Premises, without elimination or abatement of rent, or incurring liability to Lessee, and such acts shall have no effect upon this Lease. If Lessee shall not be personally present to open and permit an entry into the Demised Premises, at any time when for any reason an entry therein shall be necessary or permissible hereunder, Lessor or Lessor's agents may enter the same by a master key, or may forcibly enter the same, without rendering Lessor or such agents liable therefor (if, during such entry Lessor or Lessor's agents shall accord reasonable care to Lessee's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Lessor any obligation, responsibility or liability for the care, supervision or repair of the Building or any part thereof, other than as herein provided. Lessor shall also have the right, at any time, to reasonably change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Office Building, if any, providing that such changes do not materially interfere with or change Lessee's use of or access to the Demised Premises.

38. DAMAGE OR THEFT OF PERSONAL PROPERTY. All personal property brought into the Demised Premises shall be at the risk of the Lessee only, and Lessor shall not be liable for theft thereof or any damages thereto occasioned from any act of co-tenants, or other occupants of the Building or any other person.

39. MORTGAGEE'S RIGHTS. (a) This Lease shall be subject and subordinate to any deeds of trust, deeds of secure debt, security deeds, or mortgages, or to any liens resulting from any other method of financing or refinancing now or hereafter encumbering all or any part of Demised Premises, the Building or the Real Estate, including any ground lease, and to all advances made or hereafter to be made upon the security thereof, or renewals or extensions of all or any part thereof (which security instrument or instruments are hereinafter collectively referred to as the "mortgage"); provided such is (are) granted by the Lessor, its successors and/or assigns. Lessee may not grant any such mortgage or otherwise encumber in any way its interest hereunder, without the specific written consent of Lessor. This provision shall be self-operative and no further instrument of subordination shall be required by any of the grantees in the mortgage (hereinafter referred to as a "mortgagee"). However, the Lessee, upon request of any party in interest, shall execute promptly such instruments to carry out the intent hereof as shall be required by the Lessor, and if Lessee fails to so execute any such instrument, the Lessor is hereby expressly empowered and authorized to execute such instrument in the name of Lessee, and as the act of Lessee, as attorney in fact for Lessee, such power and authority being coupled with an interest and irrevocable.

         (b) Within ten (10) days after request therefor by Lessor, the Lessee agrees to execute and deliver in recordable form an estoppel certificate to any mortgagee, proposed mortgagee, purchaser, proposed purchaser or Lessor certifying (if such be the case) that this Lease is unmodified and in full force and effect (and if there has been modification, that the same is in full force and effect as modified and stating the modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by the Lessee; and stating the date to which rentals and other charges have been paid. Such certificate shall also include such other information as may be reasonably required by mortgagee along with a subordination, non-disturbance and attornment agreement required by any mortgagee or proposed mortgagee. In the event Lessee fails to execute and deliver such an estoppel certificate within ten (10) days after the request therefor, Lessor is hereby expressly empowered and authorized to execute such a certificate in the name of Lessee, and as the act of Lessee, as attorney in fact for Lessee, the power and authority herein conveyed being coupled with an interest and irrevocable.

         (c) In the event of any foreclosure sale, sale under power of sale under the mortgage, or sale in lieu of foreclosure or sale under the any such mortgage, this Lease shall continue in full force and effect, and Lessee will, upon request, attorn to and acknowledge said purchaser as Lessor hereunder.

         (d) If, in connection with obtaining any financing for the Real Estate or the Building by the Lessor, the lender (a bank, insurance company, or other recognized institutional lender) shall request reasonable modifications in this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Lessee hereunder or materially adversely affect the interest of Lessee in the Demised Premises hereunder.

40. STORAGE. If the Lessor makes available to Lessee any storage space outside the Demised Premises, anything stored therein shall be wholly at the risk of Lessee, and Lessor shall have no responsibility of any character in respect thereof.

41. SET OFF AND DELIVERY OF POSSESSION. This Lease and the obligation of Lessee to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this Lease or is delayed in supplying any service to be supplied by Lessor, or is unable to make or is delayed in making any repairs, additions, alterations or decorations to the Demised Premises or is unable to supply or is delayed in supplying any equipment or fixture, and Lessee shall have no right to set off or deduct any claims it may have against Lessor for any reason whatsoever against the rents and other amounts payable by Lessee hereunder. If

Lessor is unable to deliver possession of the Demised Premises to Lessee in or before the Commencement Date because of the retention of possession thereof by parties other than Lessor, or because the Demised Premises are not ready for occupancy by Lessee, then Lessor shall not be liable to Lessee in damages, and this Lease shall not terminate, provided that Lessor shall transfer to Lessee any rights of Lessor against the person retaining possession of the Demised Premises.

42. OCCUPANCY PERMIT. Upon execution of this Lease, Lessee expressly covenants and agrees that on or before occupying the Demised Premises, it shall apply for and pay for a City of Greenville Occupancy Permit pursuant to Section 6-25 of the 1974 Code of the City of Greenville, as amended by Ordinance of the Greenville City Council on December 21, 1979 and furnish copy of same to Lessor.

43. SECURITY DEPOSIT. The Lessee, concurrently with the execution of this Lease has deposited with the Lessor the sum of $4,166.92, the receipt being hereby acknowledged, which sum shall be retained by the Lessor as security for the payment by the Lessee of the rent herein agreed to be paid and for the faithful performance of the covenants of this Lease. If, at any time, the Lessee shall be in default in any of the provisions of this Lease, the Lessor shall have the right to use said deposit, or so much thereof as may be necessary in payment of any rent in default as aforesaid and/or in payment of any expense incurred by the Lessor in and about the curing of any default by said Lessee, and/or in payment of any damages incurred by the Lessor by reason of such default of the Lessee, or at the Lessor's option, the same may be retained by the Lessor in liquidation of part of the damages suffered by the Lessor by reason of the default of the Lessee. In the event that said deposit shall not be utilized for any such purpose, then such deposit shall be applied to the rent last due for the term of this Lease or any renewal term thereof. Said deposit shall not bear interest.

44. SEVERABILITY. If any clause or provision of this Lease Agreement is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and that in lieu of each clause or provision of this Lease Agreement which is illegal, invalid or unenforceable, there shall be added as a part of this Lease Agreement a clause or provision as similar in terms to such illegal invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

45. PARAGRAPH HEADINGS. The paragraph headings are intended to be solely a matter of convenience, and shall in no way define, limit, describe the scope, meaning or intent of the paragraphs of this Lease.

46. RELOCATION OF PREMISES. Anything contained in this Lease the contrary withstanding, in the event that the Demised Premises is less than 1,500 square feet, Lessor shall have the option at any time to substitute a substantially equivalent amount of space elsewhere within the Office Building for the Demised Premises hereinbefore provided for, by giving Lessee written notice thirty (30) days in advance of such relocation and thereupon transferring and removing the Lessee from the Demised Premises herein specified to the substitute space. Lessor shall be responsible only for the actual expense of the physical relocation of Lessee's personal property and the expense of any renovation or alterations necessary to make the new spaces substantially conform in layout and appointments with the Demised Premises. If Lessor exercises the option as aforesaid, the substituted space shall, for all intents and purposes, be deemed and shall constitute the Demised Premises hereunder, and all the other terms, covenants, conditions, provisions and agreements of this Lease shall continue in full force and effect and shall apply to the substituted space. After such relocation, the additional rental hereunder for operating expenses and taxes shall be determined with reference to the actual amount of square feet in the new premises and to the Real Estate of which the new premises are a part.

47. BUILDING RULES AND REGULATIONS. Lessee agrees to abide by all rules and regulations of the building imposed by Lessor. These regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the premises and the building, and as may be necessary for the proper enjoyment of the building by all tenants and their clients, customers and employees. A copy of the regulations is attached hereto as Exhibit "D", but the rules and regulations may be changed from time to time on reasonable notice to Lessee. Breach of building rules and regulations shall not be grounds for termination of the Lease unless Lessee continues to breach the same after ten
(10) days' written notice by Lessor, and then only in the event such rules or regulations have been made for the above stated purposes.

48. ADVANCE RENT. Concurrent with execution of this Lease Agreement, Lessee shall pay the first month's rent of $4,166.92 in advance.

49. RENEWAL OPTION. Lessee shall have the option to renew this Lease for one (1) - two (2) year term for which the Base Rent shall be increased each renewal year by the prior year's increase in the Consumer Price Index (CPI). In order to exercise said renewal option, Lessee shall provide Lessor with written notice at least 180 days prior to expiration of the existing lease term.

50. RIGHT OF FIRST OFFER. Lessee shall have an ongoing Right of First Offer on the space across the hallway from it's Demised Premises (see Exhibit "A"). If another party desires the expansion space, Lessor shall be required to make a written offer on the space to Lessee, stating the general terms and conditions, and Lessee shall have five (5) business days to respond in writing to Lessor's offer. If Lessee accepts the offer, then Lessee must execute a written Lease Agreement within five (5) days of Lessee's acceptance of the offer or Lessee's rights to the expansion space shall be terminated, not only for this offer, but for any other offer for the expansion space for the duration of Lessee's lease term or renewal term in the Building.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                                LESSOR:  HEWITT COLEMAN
                                                         COMPANIES, INC.
/s/ John W. Fort
Witness                                         BY: /s/ Charles Warne

/s/ C. Buck Warne                               ITS:  President
Witness

                                                DATE:  8/4/97



                                                LESSEE:  HOMEADD FINANCIAL
                                                         CORPORATION


/s/ Mary W. Murphy                              BY: /s/ Matthew J. Marron, Jr.
Witness

/s/ Charles C. Mickel                           ITS: President
Witness

                                                DATE:   7/28/97

                                   EXHIBIT A

                                DEMISED PREMISES

                                   EXHIBIT B

                                 RENT SCHEDULE




Lessee agrees to pay Lessor the following rent:



         YEAR                       RENT / SF / YR                     MONTHLY RENT
          1                            $15.50                            $4,166.92
          2                            $15.50                            $4,166.92
          3                            $15.50                            $4,166.92
          4                            $15.50/SF/YR
                                            Increased by Prior Year's Increase in the Consumer Price Index
                                            (All Urban Consumers)
          5                                 Prior Year's Base Rent/SF Increased by the Prior Year's Increase in
                                            the Consumer Price Index (All Urban Consumers)










AGREED TO BY:


LESSOR:  HEWITT COLEMAN                     LESSEE:  HOMEADD FINANCIAL
         COMPANIES, INC.                             CORPORATION


By:  /s/ Charles Warne                      By: /s/ Matthew J. Marron, Jr.

Its:  President                             Its: President

Date: 8/4/97                                Date: 7/28/97

                                   EXHIBIT C

                            PREPARATION OF PREMISES



Lessor agrees to construct improvements to Lessee's Premises in accordance with the floorplan attached as Exhibit C-1 and in accordance with the following:

-    Demolish and/or build new walls per the drawing on Exhibit C-1
-    New ceiling tile to be installed throughout the Premises
-    Doors to be hollow core doors with wood frames
-    All walls to be painted with two (2) coats of flat latex paint
-    Relocate three (3) light fixtures
-    Install five (5) exit lights and six (6) emergency lights
-    Install electrical outlets and wall switches per the floorplan drawing
-    Install new vinyl cove base on all walls
- Install paint grade base cabinets and laminate countertops per the drawing, except countertop shall be installed in the place of the cooktop unit
- Install new carpet or vinyl VCT throughout with a $15/square yard installed allowance
-    Move existing water fountain to wall at restrooms

Lessor agrees to perform the above work at no extra charge to tenant. Any changes to the above improvements must be approved in writing by Lessor and Lessee and paid for by Lessee directly to the Lessor's contractor.

The open space partitions shown on Exhibit C-1 are to be provided by Lessee with Lessor providing electrical service for the units, but excludes installing or wiring the open space furniture which is Lessee's responsibility.










AGREED TO BY:


/s/ Charles Warne                                    /s/ Matthew J. Marron, Jr.
Lessor                                               Lessee

8/4/97                                               7/28/97
Date                                                 Date

                                   EXHIBIT D

                         BUILDING RULES AND REGULATIONS



         RULE 1: Sidewalks, entrys, passages, courts, corridors, stairways shall not be obstructed by Lessee or their employees or used by them for other purposes than for ingress and egress.

         RULE 2: Lessor shall have the right to specify the proper weight and position of any safe or other heavy article that may be brought into the premises. Any damage done to the Building by taking in or removing any safe or other heavy article or from overloading any floor in any way shall be paid by the Lessee.

         RULE 3: No sign, advertisement, or notice shall be inscribed, painted or affixed on any part of the inside or outside of said Building unless of such color, size and style and in such place upon or in said Building as shall be first designated by the Lessor, but there shall be no obligation or duty on Lessor to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of said Building. Signs on doors will be painted for the Lessee by a sign writer appointed by the Lessor. the cost of the painting to be paid by the Lessee. Directory in a conspicuous place with the names of the Lessees will be provided as set forth in the Lease. Any necessary revision in this will be made by Lessor within a reasonable time after written notice from the Lessee of the error or change making the revision necessary. No showcase or any other fixture or object whatsoever shall be placed in front of the Building or in the court or corridor without written consent of the Lessor.

         RULE 4: No Lessee shall employ any person or persons, other than the janitor of the Lessor (who will be provided with passkeys to offices), for the purpose of cleaning or taking charge of the Demised Premises without the written consent of the Lessor, it being understood and agreed that the Lessor shall in no way be responsible to any Lessee for any loss of property from the Demised Premises however occurring or for any damage done to the furniture by the janitor or any of his employees, or by any other person or persons whomsoever. Any person or persons employed by the Lessee with the written consent of the Lessor must be subject to and under the control and direction of the janitor of the Office Building and all things in the Building and outside of said Demised Premises.

         RULE 5: No additional locks, hooks or attachments shall be placed on any door or window of the Building. At the termination of this Lease, Lessee shall surrender to the Lessor all keys of the premises and Building received by said Lessee.

         RULE 6: No animals or birds, bicycles or other vehicles shall be allowed in the halls, corridors, elevators or elsewhere in the Building.

         RULE 7: The water closets, wash basins, sinks and other apparatus shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish or other substance shall be thrown therein nor shall anything be thrown by the Lessees, their agents or employees, out of the windows, doors or other openings.

         RULE 8: The floors, skylights and windows that reflect or admit light into the corridors or passageways in the public areas of the Office Building or to any place in said Office Building shall not be covered or obstructed by any of the Lessees.

         RULE 9: Lessees and occupants shall not attempt to open windows at any time.

         RULE 10: If any Lessee desires telegraphic, telephonic or other electronic connections, the Lessor or its agents will direct the electricians as to where and how the wires may be introduced and without such directions, no boring or cutting for wires will be permitted.

         RULE 11: No shade or awning shall be put up, no painting done or any alterations made in any part of the Building by putting up or changing any partitions doors or windows, nor shall there be any nailing, boring, screwing into woodwork or walls or plastering, nor shall there be upon the premises any engine, boiler or other machinery without the written consent of the Lessor or its agent in each and every instance.

         RULE 12: Lessee, its employees, agents or invitees shall not use the Demised Premises for the purpose of lodging rooms or for any immoral or unlawful purposes. No room or rooms shall be occupied or used for sleeping or lodging, apartment or for any other purpose than the purpose for which same is leased at any time.

         RULE 13: No Lessee shall permit gambling or unlawful practice or practices of any kind in the leased premises.

         RULE 14: NIGHTWATCH. The Lessor may establish a nightwatch, and if established after ordinary office hours, the Building is in charge of the nightwatchman, and every person entering or leaving the Building is expected to be questioned by him as to his business in the Building if unknown to the watchman.

         RULE 15: Lessee shall not install or operate vending machines, stoves or any other cooking devices or equipment of any kind in the leased premises without written consent of the Lessor or its agent. No offensive odors shall be permitted in or about the premises.

         RULE 16: All glass, locks and trimmings, in or about the doors and windows and all electric globes and shades belonging to the Office Building shall be kept whole, and whenever broken by any Lessee, shall be immediately replaced or repaired and put in order by such Lessee under the direction and to the satisfaction of the Lessor, and, on removal, shall be left whole and in good repair.

         RULE 17: Lessor reserves the right to make and enforce such other reasonable rules and regulations as in its judgment may be deemed necessary or advisable from time to time to promote the safety, care and cleanliness of the premises and for the preservation of good order therein.

         RULE 18: No person shall disturb the occupants of this or any adjoining Building premises by the use of any musical instrument, unseemly noises, whistling, singing or in any other way.

         RULE 19: Canvassing, soliciting and peddling in the Building is prohibited and each Lessee shall cooperate to prevent the same.

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